                                                                    Exhibit 10.4

     THIS AGREEMENT, dated as of December 4, 2001, (this "Agreement") by and between STEMCELLS, INC., a Delaware corporation (the "Company"), with headquarters located at 3155 Porter Drive, Palo Alto, California 94304, and Millennium Partners, L.P., a Cayman Islands limited partnership ("Millennium") and Riverview Group, L.L.C., a Delaware limited liability company ("Riverview").

                              W I T N E S S E T H:

     WHEREAS, the parties hereto desire to enter into this Agreement on the terms hereinafter set forth;

     NOW, THEREFORE, in exchange for consideration hereby acknowledged as received the parties hereto hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in that certain Subscription Agreement to which Riverview Group, L.L.C. and the Company are parties, dated as of December 4, 2001.

     2. CERTAIN TRADING RESTRICTIONS.

          (a) Each of Millennium and Riverview agree, as to itself only, that on and after the Closing Date until such time that neither Millennium nor Riverview holds any Securities, neither Millennium nor Riverview will engage in any short sales or other hedging transactions (including swaps, options or derivative securities) relating to shares of Common Stock unless (A) at the time of any such transaction, the Company is in breach of its obligations to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement or any other shares pursuant to which the Company has a similar registration obligation to Millennium and/or Riverview, or (B) in the event that such transaction is to take place after the 120th day following the Closing Date, the holders of the Securities and/or Registrable Securities are not then able to sell the shares of Common Stock pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) and a deliverable prospectus.

          (b) Notwithstanding the foregoing, Millennium and Riverview may engage in short sales and/or hedging activity at any time so long as (x) after the date hereof, Millennium and Riverview (in the aggregate) may not sell short a number of shares of Common Stock in excess of the number of shares of Common Stock then issuable upon conversion in full of the Preferred Shares, (y) no such short sales shall be at a per share price below $2.00 (as such figure shall be appropriately adjusted for any stock splits, reorganizations or similar events), and (z) the aggregate amount of such short sales made on any one day shall not exceed 5% of the total trading volume on such day. The limitations contained in clauses (x), (y) and (z) above of this paragraph shall only apply to short sales under this paragraph (b).

          (c) The covenant contained in this Agreement shall supersede all existing agreements between the Company and Millennium and/or Riverview regarding restrictions on trading of the Company's capital stock by Millennium and/or Riverview.

     3. NON-PUBLIC INFORMATION. Notwithstanding anything to the contrary in any Transaction Document or any other agreement between Millennium and/or Riverview and the Company, the Company shall not be required to provide any non-public information regarding the Company to Millennium and/or Riverview except to the extent that the disclosure of such additional information to such entity is consistent with Regulation FD under the Securities Act.


     IN WITNESS WHEREOF, this Agreement has been duly executed by Millennium, Riverview and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.


                               MILLENNIUM PARTNERS, LP


                               By: /s/ Terry Feeney
                                  -----------------------------------
                                  Name: Terry Feeney
                                  Title: Chief Operating Officer

                               RIVERVIEW GROUP, L.L.C.


                               By: /s/ Terry Feeney
                                  -----------------------------------
                                  Name: Terry Feeney
                                  Title: Chief Operating Officer

                               Address: 666 Fifth Avenue
                                        New York, New York  10103
                               Facsimile:  (212) 841-6302


                               STEMCELLS, INC.



                               By: /s/ Martin McGlynn
                                  -----------------------------------
                                  Name: Martin McGlynn
                                  Title: President and CEO




                                       2